Exhibit 10.6

                                VOTING AGREEMENT

            This VOTING AGREEMENT, dated as of this 28th day of February, 2007 ("Agreement"), is by and among Sibling Theatricals, Inc., a Delaware corporation (a wholly owned subsidiary of Sibling Entertainment Group, Inc., a New York corporation) ("Buyer"), Dick Foster Productions, Inc., a Nevada corporation (the "Company") and, Dick Foster, an individual resident in Nevada ("DF") and Lynne Foster, an individual resident in Nevada ("LF") collectively, DF and LF are sometimes herein referred to as the "Sellers."

            WHEREAS, the Buyer has entered into a Stock Purchase and Shareholders' Agreement with the Company, and the Sellers pursuant to which the Buyer has acquired 20,000 shares or eighty (80%) percent of the Company's issued and outstanding shares of common stock (the "Purchase Agreement");

            WHEREAS, pursuant to the Purchase Agreement, the Buyer shall own beneficially of record or has the power to vote, or direct the vote of, 20,000 shares of the Company's common stock, $1.00 par value per share (the "Shares").

            WHEREAS,  as  a  condition  to  the  consummation  of  the  Purchase
Agreement, the Sellers have requested that the Buyer agree, and the Buyer has agreed, to enter into this Agreement; and

            WHEREAS, the capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Purchase Agreement;

            NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants set forth herein and in the Purchase Agreement, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                 GRANT OF PROXY

            SECTION 1.01 The Buyer, by this Agreement, with respect to a total of 10,000 shares over which it has voting authority, does hereby irrevocably constitute and appoints Dick Foster and Lynne Foster, or any nominee, with full power of substitution, as his or its true and lawful attorney and proxy, for and in his or its name, place and stead, to vote 5,000 of such shares each as the Buyer's proxy, at every annual, special or adjourned meeting of the shareholders of Dick Foster Productions Inc. (including the right to sign his or its name (as Shareholder) to any consent, certificate or other document relating to the Company that may be permitted or required by applicable law) in favor of the adoption and approval of shareholder actions. The Buyer and the Sellers shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in the Company the power to carry out the provisions of this Agreement

            SECTION 1.02 Termination. The obligations of the Buyer pursuant to this Article I shall terminate upon receipt by the Sellers of the Second Installment (as defined in the Purchase Agreement).

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      SECTION  1.03  Obligations  as Director  and/or  Officer.  Nothing in this
Agreement shall be deemed to limit or restrict the directors appointed by the Buyer from acting in his or her capacity as a Director of the Company, as the case may be, and exercising his or her fiduciary duties and responsibilities.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES;
                             COVENANTS OF THE BUYER

            The Buyer hereby severally represents warrants and covenants as follows:

            SECTION 2.01 Authorization. The Buyer has full legal capacity and authority to enter into this Agreement and to carry out such person's obligations hereunder. This Agreement has been duly executed and delivered by the Buyer, and (assuming due authorization, execution and delivery by the Sellers) this Agreement constitutes a legal, valid and binding obligation of the Buyer, enforceable against such Buyer in accordance with its terms.

            SECTION 2.02 Title to Shares. The Buyer is the legal and beneficial owner of its Shares subject to the terms of the Purchase Agreement.

                                  ARTICLE III

                               GENERAL PROVISIONS

            SECTION 3.01 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by overnight courier service, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 3.01):

If to either of the Sellers:

                        Dick or Lynne Foster
                        6260 Stevenson Way
                        Las Vegas, Nevada 89120
                        Fax No.: (702) 434-9784
                        E-mail: dfoster@dfpmail.com

With a copy to:         John Doechung Lee, Esq.
                        3375 Pepper Lane, Suite 102
                        Las Vegas, Nevada 89120
                        Fax No.: (702) 898-9538
                        E-mail: john@johnleelaw.com

If to the Buyer:        Sibling Theatricals, Inc.
                        511 West 25th Street, Suite 503
                        New York, New York 10001
                        Attention: Mitchell Maxwell, President and CEO
                        Facsimile: (212) 924-9183
                        Email:jay@SiblingEntertainment.biz; moonerspop@yahoo.com

With a copy to:         Anslow & Jaclin, LLP
                        195 Route South, Suite 204
                        Manalapan New Jersey 07726
                        Attention: Richard I. Anslow, Esq.
                        Facsimile: (732) 577-1188
                        Email: ranslow@anslowlaw.com

If to the Company:      Dick Foster Productions, Inc.
                        6260 Stevenson Way
                        Las Vegas, Nevada 89120
                        Fax No.: (702) 434-9784

With copies to the Buyer and the Sellers.

            SECTION 3.02 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            SECTION 3.03 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

            SECTION 3.04 Entire Agreement. This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. This Agreement may not be amended or modified except in an instrument in writing signed by, or on behalf of, the parties hereto.

            SECTION 3.05 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

            SECTION 3.06 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State.

            SECTION 3.07 Disputes. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court in New York.

            SECTION 3.08 No Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

            SECTION 3.09 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

            SECTION 3.10 Waiver of Jury Trial. Each of the parties hereto irrevocably and unconditionally waives all right to trial by jury in any action, proceeding or counterclaim (whether based in contract, tort or otherwise) arising out of or relating to this Agreement or the Actions of the parties hereto in the negotiation, administration, performance and enforcement thereof.

                           [Signature page(s) follows]

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Buyer:

Sibling Theatricals, Inc.

By: /s Mitchell Maxwell
    ------------------------------
Name:  Mitchell Maxwell
Title: President

Sellers:

  /s/ Dick Foster                                   /s/ Lynne Foster
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               Dick Foster                                  Lynne Foster